Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTEDPURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jaguar Uranium Corp. (the “Company”) on Form 10-K for the period ended December 31, 2025, as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of Steven Gold, President and Chief Executive Officer of the Company, and William Avery, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2026	/s/ Steven Gold
Steven Gold
President and Chief Executive Officer

Date: March 27, 2026	/s/ William Avery
William Avery
Chief Financial Officer